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                                                                    EXHIBIT 10.4

                           2003 EQUITY INCENTIVE PLAN
                 FORM OF NON-QUALIFIED STOCK OPTION AWARD NOTICE

                       [AVANIR PHARMACEUTICALS LETTERHEAD]

                RE:      GRANT OF NONSTATUTORY STOCK OPTION
                Option Shares:______________    Grant Date:_____________________

                Price per share:____________    Vesting Base Date:______________

                                                Fully-Vested Date:______________

                Option control no.:_________    Expiration Date:________________

Dear ______________:

         I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the 2003 Equity Incentive Plan (the "Plan"). To accept your stock option, please sign the enclosed copy of this letter and return it to ____________.

                                  GENERAL TERMS

         Your option is intended to be a non-statutory option. The basic terms of your option grant are identified in the information block at the top of this offer letter, but other important terms and conditions are described in the Plan. We encourage you to carefully review the Plan, a copy of which is enclosed.

                              PURCHASE AND PAYMENT

         Subject to the provisions of the Plan, your option vests (becomes exercisable) [to the extent of __% of the Option Shares _________ after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), and then in cumulative monthly increments of ___________% of the Option Shares, calculated to the closest whole share on each monthly anniversary of the Vesting Base Date, so that all shares will become purchasable on the Fully-Vested Date shown above.

         If you decide to purchase shares under this option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the shares. You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in section 6.4(c) of the Plan and permitted by the Administrator at the time you wish to exercise. Shares available under this option must be purchased, if at all, no later than the Expiration Date.

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                           RESTRICTIONS ON THE SHARES

         Shares you purchase under this option may be subject to other restrictions as set forth in the Plan and the company's standard form of option exercise agreement.

We value your efforts and look forward to your continued contribution.

Sincerely,

[NAME]
[TITLE]

I ACCEPT THIS OPTION AND AGREE TO THE TERMS OF THIS OFFER LETTER AND THE PLAN.

________________________     _____________, 200_
Optionee signature              Date